UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2018, SeaWorld Entertainment, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter ended September 30, 2018. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

The information in this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01Other Events

The Company also announced the appointment of Ms. Kathleen Liever to the position of Senior Vice President of Human Resources, effective November 1, 2018.

Brief Biography for Kathleen Liever

Kathleen A. Liever, 40, has served as SeaWorld Entertainment Inc.’s Interim Sr. Vice President of Human Resources since June 2018.  Ms. Liever has broad experience in human resource practices, along with expertise in legal and compliance matters.  Prior to this role, from 2014 to 2018, Ms. Liever provided leadership and guidance to the Human Resources team as the Company’s Associate General Counsel for labor and employment matters.  Before joining the Company, from 2007 to 2014, Ms. Liever practiced labor and employment law, most recently at Ogletree, Deakins, Nash, Smoak & Stewart, P.C.  Ms. Liever holds a J.D. from The George Washington University Law School, as well as a B.A. and M.A. from La Salle University.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press release of SeaWorld Entertainment, Inc., dated November 5, 2018, announcing results for the quarter ended September 30, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: November 5, 2018	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary